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The Talbots, Inc.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 19, 2011 R1.0.0.11699 THE TALBOTS, INC. The Talbots, Inc. One Talbots Drive Hingham, MA 02043 Meeting Information Meeting Type: Annual<mtgtype>Meeting For holders as of: March<recdate>25,2011 Date: May 19, 2011 Time: 9:00<mtgtime>AMEDT Location: Hingham Town Hall 210 Central Street Hingham, Massachusetts 02043 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. 00001005671 See the reverse side of this notice to obtain proxy materials and voting instructions.

00001005672 R1.0.0.11699 Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement 2. Annual Report How to View Online: ? Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked ? XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 05, 2011 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow ? XXXX XXXX XXXX available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Marjorie L. Bowen 02 John W. Gleeson 03 Andrew H. Madsen 04 Gary M. Pfeiffer 05 Trudy F. Sullivan 06 Susan M. Swain The Board of Directors recommends you vote FOR proposals 2 and 3: 2. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2011 fiscal year. 3. Advisory vote on The Talbots, Inc. executive compensation program. The Board of Directors recommends you vote 1 YEAR on the following proposal: 4. Advisory vote on the frequency of future advisory votes on The Talbots, Inc. executive compensation program. NOTE: To act upon such other business as may properly come before the Annual Meeting. 00001005673 R1.0.0.11699

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